UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2009 (January 1, 2009)

CuraGen Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23223	06-1331400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Offices)	(Zip Code)

(203) 481-1104

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Effective January 1, 2009, CuraGen Corporation (“the Company”) adopted FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance in FSP EITF 03-6-1, unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.

In connection with the adoption of FSP EITF 03-6-1, the calculation of basic and diluted earnings per share now includes shares of unvested restricted stock, which are deemed to be participating securities, except for periods of loss from continuing operations, as these participating securities do not have an obligation to share in the Company’s losses. Accordingly, as a result of the inclusion of the unvested restricted stock as participating shares under the two-class method in the computation of earnings per share, the basic and diluted earnings per share for the year ended December 31, 2008 were affected.

The adoption of FSP EITF 03-6-1 did not have a material impact on the Company’s financial condition, results of operations or cash flows for any period presented in its 2008 Form 10-K. Additionally, the adoption of FSP EITF 03-6-1 had no impact on earnings per share, basic or diluted, for the years ended December 31, 2007 or 2006 as the Company reported a loss from continuing operations for those years.

As a result of the retrospective presentation and disclosure requirements of FSP EITF 03-6-1, the Company will reflect the change in presentation and disclosure relating to basic and diluted earnings per share for the year ended December 31, 2008 in its future filings.

The effect of adopting FSP EITF 03-6-1 on basic and diluted earnings per share for the year ended December 31, 2008 is as follows:

Year Ended December 31, 2008
Basic EPS:
Income per share, as reported	$0.44
Income per share, as retrospectively adjusted	0.43

Diluted EPS:
Income per share, as reported	$0.44
Income per share, as retrospectively adjusted	0.43

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION

Date:	June 18, 2009	By:	/s/ Sean A. Cassidy
Sean A. Cassidy
Vice President and Chief Financial Officer (Principal Financial Officer)